UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2007

HMN Financial, Inc. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-24100 (Commission File Number)	41-1777397 (IRS Employer Identification No.)

1016 Civic Center Drive Northwest PO Box 6057 Rochester, Minnesota (Address of principal executive offices)	55903-6057 (Zip Code)

Registrant's telephone number, including area code (507) 535-1200

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 19, 2007, HMN Financial, Inc. (the "Company") reported its financial results for its second fiscal quarter ended September 30, 2007. See the Company's press release dated October 19, 2007, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits (the following exhibits are furnished to the SEC)

Exhibit Number	Description

99	Press release dated October 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc. (Registrant)

Date: October 24, 2007	/s/ Jon Eberle

Jon Eberle, SVP/CFO/Treasurer